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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             MANDALAY RESORT GROUP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        [LOGO OF MANDALAY RESORT GROUP]

                                Proxy Statement
                                      And
                             Notice Of 2001 Annual
                            Meeting of Stockholders

                             Mandalay Resort Group
                         3950 Las Vegas Boulevard South
                            Las Vegas, Nevada 89119

                               ----------------

Notice of 2001 Annual Meeting of Stockholders
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TIME:                    10:00 A.M., Las Vegas time, on Friday, June 15, 2001

PLACE: The Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South,
                         Las Vegas, Nevada 89119

ITEMS OF BUSINESS:       . To elect three directors.

                         . To ratify the appointment of Arthur Andersen LLP as
                           independent auditors to examine and report on our financial statements for the fiscal year ending January 31, 2002.

                         . To transact any other business properly brought
                           before the meeting.

WHO MAY VOTE:            You can vote at the meeting or any adjournment(s) of
                         the meeting if you were a stockholder of record at the close of business on April 20, 2001.

ANNUAL REPORT:           A copy of the Annual Report to Stockholders is
                         enclosed.


                                              By Order of the Board of Directors

                                                /s/ Michael S. Ensign

                                                Michael S. Ensign
                                                Chairman of the Board

Las Vegas, Nevada
April 30, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Mandalay Resort Group
                         3950 Las Vegas Boulevard South
                            Las Vegas, Nevada 89119

                           -------------------------

                                Proxy Statement

                           -------------------------

      This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies on behalf of our Board of Directors for use at our Annual Meeting of Stockholders to be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada, at 10:00 A.M., Las Vegas time, on Friday, June 15, 2001, and at any and all adjournments of the meeting, for the purpose of considering and acting upon the matters referred to in the accompanying Notice of Annual Meeting of Stockholders and more fully discussed below. The terms "we," "our," "us," and "Mandalay," as used in this proxy statement, refer to Mandalay Resort Group.

      This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about May 7, 2001.
--------------------------------------------------------------------------------
Information Concerning the Annual Meeting
--------------------------------------------------------------------------------

What matters will be voted on at the meeting?

      At the meeting stockholders will vote on two matters. They are:

                  . The election of nominees to serve on our Board of Directors; and

                  . Ratification of the appointment of Arthur Andersen LLP as our independent auditors for our fiscal year ending January 31, 2002.

How does the Board recommend I vote on the proposals?

    The Board recommends that you vote:

                  . FOR each of the three nominees named in this proxy statement; and

                  . FOR ratification of the appointment of Arthur Andersen LLP as our independent auditors for our fiscal year ending January 31, 2002.

Who is entitled to vote?

    Our stockholders of record as of the close of business on April 20, 2001, the record date for the meeting, are entitled to vote at the meeting or any adjournment(s) of the meeting.

How do I cast my vote?

    There are two different ways you may cast your vote. You can vote by:

                  . marking, signing and dating a proxy card and returning it in the envelope provided; or

                  . attending the meeting (if you are the registered owner of your shares, or, if your shares are held through a broker, bank or other nominee, you bring to the meeting a copy of a brokerage statement reflecting your stock ownership as of April 20, 2001).

If I have given a proxy, how do I revoke that proxy?

    Your presence at the meeting will not revoke any proxy you may have given. However, you may revoke your proxy (to the extent it has not already been voted at the meeting) if you:

                  . give written notice of the revocation to Mandalay's Corporate Secretary, Yvette E. Landau, at 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, which will not be effective until it is received;

                  .     submit a properly signed proxy with a later date; or

                  . vote in person at the meeting (if your shares are registered directly on Mandalay's books and not held through a broker, bank, or other nominee).

How will my proxy be voted?

    If your proxy in the accompanying form is properly executed, returned to and received by us prior to the meeting and is not revoked, it will be voted in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or both of the proposals, the shares for which you have given your proxy will, in the absence of your instructions to the contrary, be voted "FOR" each of the nominees named in the proxy and "FOR" ratification of the appointment of Arthur Andersen LLP as our independent auditors for our fiscal year ending January 31, 2002.

Will my shares be voted if I do not provide my proxy?

    Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm or nominee. Brokerage firms and nominees that are members of the New York Stock Exchange have the authority under the exchange's rules to vote their customers' unvoted shares on certain "routine" matters if the customers have not furnished voting instructions within a specified period prior to the meeting. Under these rules, the election of directors and ratification of the appointment of Arthur Andersen LLP as our independent auditors are considered to be "routine" matters. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

How many votes are needed to elect directors?

    The three nominees receiving the highest number of "FOR" votes will be elected as directors. This is referred to as a plurality.

What if a nominee is unwilling or unable to serve?

    That is not expected to occur. If it does, proxies will be voted for a substitute nominee designated by our Board of Directors.

How many votes are needed to ratify the selection of Arthur Andersen LLP to examine and report on our financial statements for the fiscal year ending January 31, 2002?

    The approval of this proposal requires that the number of shares voted "FOR" the proposal exceed the number of shares voted "AGAINST" the proposal.

Are dissenters' rights applicable to either of the matters to be voted on at the meeting?

    No. Dissenters' rights do not apply to either matter.

Who will count the vote?

    Representatives of First Chicago Trust Company of New York (a division of EquiServe), our transfer agent, will tabulate the votes cast at the meeting.

What does it mean if I get more than one proxy card?

    If you have your shares registered in multiple accounts with one or more brokers and/or our transfer agent, you will receive more than one card. Please complete and return each of the proxy cards you receive to ensure that all of your shares are voted.

How many shares can be voted?

    As of April 20, 2001, the record date for the meeting, 75,526,236 shares of Mandalay common stock were issued and outstanding. Every holder of Mandalay common stock is entitled to one vote for each share held of record on the record date.

What is a "quorum"?

    A "quorum," for purposes of the meeting, means a majority of the shares of Mandalay common stock outstanding on the record date. This quorum of our shares must be present at the meeting in order for the meeting to be held. For purposes of determining the presence of a quorum, shares will be counted if they are present in person or by proxy. Shares present by proxy will be counted as present for purposes of determining the presence of a quorum even if the proxy does not have authority to vote on all matters.

    Abstentions: Abstentions are not counted in the tally of votes "FOR" or "AGAINST" a proposal. A "WITHHELD" vote is the same as an abstention. Abstentions and withheld votes are counted as shares present at the meeting for purposes of determining the presence of a quorum.

    Broker Non-Votes: Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the beneficial owner of the shares, and (2) the broker lacks the authority to vote the shares at the broker's discretion. Broker non-votes will not affect the outcome of either of the matters being voted upon at the meeting, but will be counted as shares present and entitled to be voted for purposes of determining the presence of a quorum.

Who can attend the Annual Meeting?

    All stockholders of Mandalay who owned shares on April 20, 2001 can attend. Just check the box on your proxy and bring the Admission Ticket included in your proxy statement with you to the meeting.

    Please note that the Admission Ticket will be required in order to obtain admission to the meeting. Accordingly, the Admission Ticket should not be returned with your proxy. If your shares are held in a brokerage account, you will also need to bring a copy of your brokerage account statement (which you can obtain from your broker) reflecting your stock ownership as of April 20, 2001.

How will voting on any other business be conducted?

    We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. However, if any other business is presented at the meeting, a proxy in the accompanying form will give authority to Michael S. Ensign and Yvette E. Landau to vote on such matters at their discretion and they intend to do so in accordance with their best judgment on any such matter.

Who will pay the cost of this proxy solicitation and how will the solicitation be conducted?

    Mandalay will pay the expenses of soliciting proxies in the form included with this proxy statement, including the cost of preparing, assembling and mailing material in connection with the solicitation. In addition to the use of the mail, Mandalay's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph. Mandalay has also hired Altman Group, Inc. to assist in the solicitation of votes at an estimated cost of $5,000, plus its out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
--------------------------------------------------------------------------------
Item 1 - Election of Directors and Nominee Biographies
--------------------------------------------------------------------------------

What is the makeup of the Board of Directors?

    Our Board of Directors has not less than six and not more than 11 members as determined from time to time by the Board of Directors. The directors, which currently number eight, are divided into three classes, with each class serving for a three-year period. The stockholders elect the members of one of the three classes each year.

Are there any members of the class of directors to be elected at the meeting who are not standing for re-election?

    No. Each incumbent director whose term expires this year has been nominated for election to serve for an additional three-year term and has agreed to serve if elected.

Who are the Board's nominees this year?

    Arthur H. Bilger, William E. Bannen and Rose McKinney-James are our nominees for election to the Board of Directors. Each nominee, if elected, would hold office until our 2004 annual meeting of stockholders and until his or her successor is elected and qualified.

What is the background of this year's nominees?

      Our nominees for election to the Board are:

ARTHUR H. BILGER
Director since 1997
Age 48

 . Private investor
 . Managing Member of Shelter Capital Partners LLC, a venture capital firm of which he is a founder, since December 2000
 . President and Chief Operating Officer of New World Communications Group
  Incorporated, a television broadcasting and production company, for a period of two years until January 1997
 . Principal of Apollo Advisors, L.P. and Lion Advisors, L.P., entities engaged in the investment of capital in acquisitions and corporate restructurings, from 1990 until he assumed his position with New World Communications Group Incorporated
 . Director of Mandalay from 1983 until 1989
 . Member of the Board of Directors:
    . Akamai Technologies, Inc.

WILLIAM E. BANNEN, M.D.
Director since 1998
Age 51

 . Vice President of Nevada Health Care Management, a division of Anthem Blue
  Cross Blue Shield ("Blue Cross Nevada"), since April 2001
 . Vice President of Blue Cross Nevada from January 1998 until April 2001
 . Medical Director with Blue Cross Nevada since 1991
 . Director - Network Administration and Health Management with Blue Cross
  Nevada since 1993
 . Current positions with Blue Cross Nevada include responsibility for medical management and network contracting in the State of Nevada

ROSE McKINNEY-JAMES
Director since 1999
Age 49

 . President--Government Affairs of Faiss Foley Merica, a public relations and government affairs firm, since May 2000
 . President and Chief Executive Officer of the Corporation for Solar Technology and Renewable Resources, a not-for-profit corporation engaged in the development of solar technology, from January 1996 until May 2000
 . Director of the Nevada Department of Business and Industry, which has administrative oversight of 29 state regulatory agencies, boards and commissions, from October 1993 until December 1995
 . Member of the Nevada Public Service Commission from January 1989 until
  October 1993
 . Member of the board of directors of a number of community and civic organizations including United Way

--------------------------------------------------------------------------------
Biographies of Directors Not Standing For Election This Year
--------------------------------------------------------------------------------

Our incumbent directors whose terms expire in 2002 are:

WILLIAM A. RICHARDSON
Director since 1995
Age 54

 . Vice Chairman of the Board of Mandalay since June 18, 1998
 . Member of the Board of Directors of Mandalay since June 1, 1995
 . Executive Vice President of Mandalay from June 1, 1995 until June 18, 1998 . Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" for a period of more than five years prior to Mandalay's acquisition of those entities and their hotel and casino properties in June 1995

DONNA B. MORE
Director since 1998
Age 43

 . Sole stockholder of More Law Group, P.C., a Chicago, Illinois law firm, since
  May 2000
 . Partner in the Chicago, Illinois law firm of Freeborn & Peters from July 1994 until May 2000
 . Chief Legal Counsel for the Illinois Gaming Board, where she participated in the development and administration of the regulatory process for riverboat casinos in Illinois, from November 1990 until July 1994
 . Assistant United States Attorney, Criminal Division of the United States
  Attorney's Office for the Northern District of Illinois from May 1989 until November 1990
 . Member of the Board of Directors:
   . WMS Industries, Inc.

Our incumbent directors whose terms expire in 2003 are:

MICHAEL S. ENSIGN
Director since 1995
Age 63

 . Chairman of the Board and Chief Executive Officer of Mandalay since January
  16, 1998
 . Chief Operating Officer of Mandalay since June 1, 1995
 . Vice Chairman of the Board of Mandalay from June 1, 1995 until January 16,
  1998
 . Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" for a period of more than five years prior to Mandalay's acquisition of those entities and their hotel and casino properties in June 1995

GLENN W. SCHAEFFER
Director since 1996
Age 47

 . President, Chief Financial Officer and Treasurer of Mandalay since June 1,
  1995
 . Member of the Board of Directors of Mandalay since March 4, 1996
 . Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" from 1993 until Mandalay's acquisition of those entities and their hotel and casino properties in June 1995
 . President of Mandalay from June 1991 until February 1993
 . Chief Financial Officer and a director of Mandalay from 1984 until February
  1993
 . Member of the Board of Directors:
    . Del Webb Corporation

MICHAEL D. McKEE
Director since 1996
Age 55

 . Vice Chairman of The Irvine Company, a real estate development and investment company, since July 1999
 . Chief Financial Officer of The Irvine Company since December 1997
 . Executive Vice President of The Irvine Company from April 1994 until July
  1999
 . Chief Legal Officer of The Irvine Company from April 1994 until December 1997 . Partner in the law firm of Latham & Watkins from 1987 until April 1994
 . Member of the Board of Directors:
    . Health Care Property Investors, Inc.
    . Realty Income Corporation
--------------------------------------------------------------------------------
Executive Officers Other Than Nominees and Directors
--------------------------------------------------------------------------------

      Our executive officers serve in that capacity at the pleasure of our Board of Directors. Set forth below is information concerning each of the individuals (other than those who are also directors of Mandalay) currently serving as our executive officers.

YVETTE E. LANDAU
Age 44

 . Vice President, General Counsel and Secretary of Mandalay since June 1996
 . Member of the Executive Committee of the Circus and Eldorado Joint Venture,
  in which Mandalay owns a 50% interest
 . Member of the Management Committee of Detroit Entertainment, L.L.C., in which
  Mandalay owns a 53.5% interest
 . Associate General Counsel of Mandalay from January 1993, when she joined
  Mandalay, until June 1996
 . Private practice of law in Phoenix, Arizona as a partner in the law firm of Snell & Wilmer from 1984 until January 1993

LES MARTIN
Age 44

 . Vice President and Chief Accounting Officer of Mandalay since June 1997
 . Corporate Controller of Mandalay since November 1994
 . Manager of Financial Reports of Mandalay from April 1984, when he joined
  Mandalay, until June 1997
 . Certified Public Accountant with a national public accounting firm prior to joining Mandalay

--------------------------------------------------------------------------------
Compensation of Directors
--------------------------------------------------------------------------------

      Any director who is also an employee of Mandalay or one of its subsidiaries is not separately compensated for his or her services as a director.

      Each director who is not an employee of Mandalay or one of its subsidiaries receives $35,000 each year for his or her services as a director. Each nonemployee director also receives $1,500 for each meeting of the Board he or she attends and $1,000 ($1,500 in the case of the committee chairperson) for each meeting of a committee of the Board attended. They are also reimbursed for out-of-pocket expenses associated with attending meetings.

      Our 1991 Stock Incentive Plan provides for the annual grant of formula awards in the form of stock options to our nonemployee directors during the term of the plan, which expires on June 19, 2001. Under this plan, each of our nonemployee directors received an option to purchase 10,000 shares of Mandalay common stock on June 15, 2000, the date of our 2000 annual meeting of stockholders (each a "2000 award"). The exercise price for each 2000 award is $21.05 per share, representing the average of the Fair Market Values (as defined) for the fifth (5th) through the ninth (9th) "business days" following the date of grant. Each 2000 award will become exercisable when, and only if, the optionee continues to serve as a director until this year's annual meeting of stockholders. Unless forfeited in accordance with its terms, each 2000 award will become exercisable as to 4,000 shares on June 15, 2001, as to another 3,000 shares on the date of our 2002 annual meeting of stockholders, and as to the remaining 3,000 shares on the date of our 2003 annual meeting of stockholders. Unless earlier exercised or forfeited, each 2000 award will remain exercisable until June 15, 2010. In the event of the termination of a 2000 award holder's service as a director, other than "by reason of retirement" (as defined), total and permanent disability or death, his or her 2000 award and any other formula awards received under the plan in prior years (whether or not then vested and whether or not then exercisable) will automatically expire on (and may not be exercised on) the effective date of the termination. As defined, the phrase "by reason of retirement" means mandatory retirement pursuant to Board policy or termination of service at a time when the optionee would, if an employee of Mandalay, be entitled to receive a retirement benefit under our 401(k) plan. If a termination of service is by reason of retirement, total and permanent disability or death, the terminated director's 2000 award and any other then-outstanding formula awards that have vested (including any awards which vest on the date of termination) will become exercisable, whether or not they were previously exercisable, and each such award will expire one year after the date of termination or on its stated expiration date, whichever is earlier.

      On June 26, 2000, the Compensation Committee of our Board of Directors granted to Rose McKinney-James, an option to purchase 25,000 shares of Mandalay common stock at a per share exercise price of $20.75, representing the closing price of our common stock on the New York Stock Exchange Composite Tape on the date of the grant. The option, which has a term of ten years subject to earlier termination upon the occurrence of certain events, becomes exercisable as to 8,333 shares on June 26, 2001, as to an additional 8,333 shares on June 26, 2002 and as to the remaining 8,334 shares on June 26, 2003. The award was made for the purpose of giving Ms. McKinney-James an option for the same number of shares as, and with a vesting schedule similar to, the options we granted to each of our other nonemployee directors in February 1999, prior to Ms. McKinney-James becoming a member of the Board.

--------------------------------------------------------------------------------
Board Committees and Meeting Attendance
--------------------------------------------------------------------------------

      Our Board of Directors has five committees. They are the Executive, Audit, Compensation, Directors' Nominating and Compliance Review Committees. The Board of Directors has adopted a charter for the Audit Committee, a copy of which is included as Appendix A to this proxy statement. Each committee reports its actions to the full Board at the Board's next regular meeting. A description of the duties of each committee follows the table below.

            Committee Membership and Meetings Held in Fiscal 2001
----------------------------------------------------------------------------
                                                       Directors' Compliance
          Name           Executive Audit* Compensation Nominating   Review
----------------------------------------------------------------------------

  Michael S. Ensign           X
----------------------------------------------------------------------------

  William A. Richardson                                     X
----------------------------------------------------------------------------

  Glenn W. Schaeffer                                                   X
----------------------------------------------------------------------------

  William E. Bannen                   X       X**
----------------------------------------------------------------------------

  Arthur H. Bilger          X**       X
----------------------------------------------------------------------------

  Rose McKinney-James                                     X**          X
----------------------------------------------------------------------------

  Michael D. McKee                  X**         X
----------------------------------------------------------------------------

  Donna B. More                                                      X**
----------------------------------------------------------------------------

  Number of Meetings in
  Fiscal 2001***              0       4         4           0          4

X   Member
* Each member of the Audit Committee is "independent" as the term "independence" is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.
**  Chairperson
*** The Board of Directors held seven meetings in fiscal 2001. Each director other than Arthur H. Bilger attended at least 75% of the meetings of the Board and its committees of which he or she was a member held during fiscal 2001.

The Executive Committee:

 . Has the full power of the Board during the period between meetings of the Board, except those powers reserved to the Board or delegated by our Bylaws or by the Board to another standing or special committee of the Board or as may be prohibited by law.

The Audit Committee:

 . Examines the activities of our independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures;

 . Reviews our accounting policies and the objectivity of our financial reporting;

 . Receives reports from our internal auditors and reviews the scope of our internal audit program; and

 . Considers annually the qualifications of our independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

The Compensation Committee:

 . Reviews on a periodic basis, as it determines, the compensation of our officers;

 . Recommends to the Board appropriate levels (and the appropriate forms) of compensation for our officers; and

 . Performs such additional functions as the Board may authorize from time to time relating to any stock option, incentive or other benefit plan approved by the Board, including the administration of each of our stock option and stock incentive plans currently in effect.

The Directors' Nominating Committee:

 . Evaluates and presents to the Board for its consideration candidates to fill positions on the Board; and

 . Will consider individuals recommended by stockholders. Any stockholder who wishes to recommend to the committee for its consideration a prospective nominee for election to the Board may write to Yvette E. Landau, General Counsel, Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, NV 89119.

The Compliance Review Committee:

 .  Assists the Board in the implementation and administration of our Gaming
   Compliance Program;

 .  Performs due diligence in respect of proposed transactions and associations;
   and

 .  Advises the Board of any gaming law compliance problems or situations which may adversely affect the objectives of gaming control.
--------------------------------------------------------------------------------
Item 2 - Ratification of Selection of Independent Auditors
--------------------------------------------------------------------------------

      The Board of Directors has selected Arthur Andersen LLP as Mandalay's independent auditors for the fiscal year ending January 31, 2002. Although not required by law or otherwise, the selection is being submitted to the stockholders for ratification as a matter of corporate policy. Arthur Andersen LLP, an international firm of certified public accountants, has audited Mandalay's financial statements since 1980.

      We anticipate that a representative of Arthur Andersen LLP will be present at the meeting and, if present, this representative will be given the opportunity to make a statement if he desires to do so. We also anticipate that this representative will be available to respond to appropriate questions from stockholders.

Audit Fees

      Audit fees billed to Mandalay by Arthur Andersen LLP during the fiscal year ended January 31, 2001 for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q totaled $439,000.

Financial Information Systems Design and Implementation Fees

      Mandalay did not engage Arthur Andersen LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended January 31, 2001.

All Other Fees

      Fees billed to Mandalay by Arthur Andersen LLP during the fiscal year ended January 31, 2001 for all non-audit services rendered to us, including tax related services, totaled $402,000. The Audit Committee of the Board of Directors has considered whether the provision of these services by Arthur Andersen LLP is compatible with maintaining that firm's independence.

      The Board of Directors recommends a vote "FOR" ratification of the selection of Arthur Andersen LLP as our independent auditors for the fiscal year ending January 31, 2002.
--------------------------------------------------------------------------------
Executive Compensation
--------------------------------------------------------------------------------

                           Summary Compensation Table

  This table indicates, for each of our last three fiscal years, the cash and other compensation paid to our executive officers who are named in the table. In this proxy statement, we sometimes refer to this group of individuals as our "Named Executive Officers."

                                    Annual Compensation (1) Long Term Compensation
                                  -----------------------------------------------------------
       Name and              Fiscal Salary      Bonus        Restricted  Securities All Other
       Principal             Year   ($)         ($)         Stock Awards Underlying Compensa-
       Position                                                 ($)      Options(2)   tion
                                                                            (#)        ($)
----------------------------------------------------------------------------------------------
  Michael S. Ensign           2001      900,000     900,000            0          0     625(3)
   Chairman of the Board      2000      900,000     900,000            0  1,000,000     500
   and Chief Executive        1999      900,000     855,000            0          0     438
   Officer
----------------------------------------------------------------------------------------------
  Glenn W. Schaeffer          2001      733,333     800,000            0          0  25,519(4)
   President, Chief           2000      800,000     800,000            0    350,000  25,837
   Financial
   Officer and Treasurer      1999      800,000     760,000            0    533,333  26,162
----------------------------------------------------------------------------------------------
  William A. Richardson       2001      850,000     850,000            0          0     625(5)
   Vice Chairman of the       2000      850,000     850,000            0  1,000,000     500
   Board                      1999      850,000     807,500            0          0     350
----------------------------------------------------------------------------------------------
  Yvette E. Landau            2001      200,000     281,250            0          0     875(6)
   Vice President, General    2000      181,250     225,000            0     72,500     750
   Counsel and Secretary      1999      175,000     175,000            0     27,500     625
----------------------------------------------------------------------------------------------
  Les Martin                  2001      174,500     137,000            0          0   6,716(7)
   Vice President and         2000      137,000     137,000            0     25,000   6,677
   Chief Accounting           1999      137,000     137,000            0     50,000   6,349
   Officer

(1) Certain of the individuals named in this table received personal benefits that are not reflected in their salary and bonus amounts. The value of the personal benefits received by each of these individuals did not, in any of our last three fiscal years, exceed $50,000 or 10% of the individual's total annual salary and bonus for that fiscal year.

                                              (footnotes continued on next page)

(2) We have not granted any stock appreciation rights ("SARs").

(3) This amount represents a contribution we made to our 401(k) Plan for Mr. Ensign's benefit.

(4) Of this amount, $1,322 represents the premium we paid for the term life portion of a split-dollar life insurance policy, $18,164 represents the present value (more fully described in Note 8) of the nonterm portion of the premium we paid for that split-dollar policy, $5,408 represents disability insurance premiums we paid, and $625 represents a contribution we made to our 401(k) Plan for Mr. Schaeffer's benefit.

(5) This amount represents a contribution we made to our 401(k) Plan for Mr. Richardson's benefit.

(6) This amount represents a contribution we made to our 401(k) Plan for Ms. Landau's benefit.

(7) Of this amount, $149 represents the premium we paid for the term life portion of a split-dollar life insurance policy, $3,995 represents the present value (more fully described in Note 8) of the nonterm portion of the premium paid for that split-dollar policy, $1,572 represents disability insurance premiums we paid, and $1,000 represents a contribution we made to our 401(k) Plan for Mr. Martin's benefit.

(8) The present value of the premium we paid on the nonterm portion of each of the split-dollar life insurance policies referred to in Notes 4 and 7 represents a value equivalent to the interest-free use of that premium over the period from the date we paid the premium to the earliest date we are expected to receive a refund of the premium, based on an interest rate of 8.2% per annum. For fiscal 2000 and fiscal 1999 we reported the amount in the same manner.

                       Option Grants In Last Fiscal Year

  During the fiscal year ended January 31, 2001, no stock options or stock appreciation rights were granted to any of our Named Executive Officers.

 Aggregated Option Exercises In The Last Fiscal Year And Fiscal Year-End Option
                                   Values (1)

  This table shows the number and value of stock options exercised in fiscal 2001, and the value of unexercised options as of the end of fiscal 2001, for each of our Named Executive Officers.


                          Shares             Number of Securities      Value of Unexercised
                         Acquired           Underlying Unexercised    In-the-Money Options at
                            on     Value       Options at Fiscal        Fiscal Year-End(2)
                         Exercise Realized       Year-End (#)                   ($)
        Name               (#)      ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----------------------------------------------------------------------------------------------
  Michael S. Ensign            0        0       333,333/666,667         2,903,330/5,806,670
----------------------------------------------------------------------------------------------
  Glenn W. Schaeffer           0        0       649,999/233,334         6,594,824/2,032,339
----------------------------------------------------------------------------------------------
  William A. Richardson        0        0       333,333/666,667         2,903,330/5,806,670
----------------------------------------------------------------------------------------------
  Yvette E. Landau             0        0         50,166/49,834             482,446/436,679
----------------------------------------------------------------------------------------------
  Les Martin              38,333  586,659              0/16,667                   0/145,170

(1)No SARs were exercised during fiscal 2001 or held as of January 31, 2001.

(2)Represents, with respect to each share, the closing price for our common stock on the New York Stock Exchange on January 31, 2001, less the exercise price payable for the share.

Employment Agreements

      Mandalay employs Michael S. Ensign, Glenn W. Schaeffer and William A. Richardson pursuant to employment agreements which became effective on June 1, 1995. Each employment agreement, as amended, provides for an initial base salary with a mandatory increase of 5% per year during the term of the agreement, plus any discretionary increases that are determined by the Board of Directors. Each agreement also provides for the employee's eligibility to receive an annual bonus with a targeted annual bonus of not less than 100% of the employee's then-current base salary. Each agreement obligates Mandalay to pay the employee's then-current base salary and targeted bonus (plus any other amounts due to, or for the benefit of, the employee) for the greater of the remainder of the agreement's then-current term or a period of 12 months if the employee's employment is terminated under certain circumstances, including a "Change in Control" or for other "Good Reason" (including his removal from his position as an executive officer of Mandalay), or is terminated by Mandalay without "Cause," as those terms are defined in the agreement (each, a "Designated Termination") or (in the case of an employee who has not previously made a "Continuation Election," as that term is defined in the agreement) if Mandalay fails to consent to any automatic one-year extension of the agreement. Upon any such termination of employment, any options to purchase Mandalay's common stock then held by the terminated employee will become exercisable immediately in accordance with the terms of his employment agreement. Each employment agreement provides that Mandalay may, with or without cause, and without terminating the employee's employment, remove the employee from his position as an executive officer of Mandalay upon 60 days' notice. In that event, the employee may, during the 60-day period, elect to continue as an employee in a nonexecutive capacity in accordance with the other terms of his employment agreement (a "Continuation Election"), or may elect to terminate the agreement for "Good Reason."

      Mr. Ensign's employment agreement provides for a current expiration date of May 31, 2002, with subsequent one-year renewal terms, subject to early termination by Mr. Ensign or Mandalay with six months' notice prior to renewal. The agreement also provides for a current minimum base salary and minimum annual target bonus of $797,677 each, increasing to $837,561 effective June 1, 2001.

      Mr. Schaeffer's employment agreement provides for a current expiration date of May 31, 2002, with subsequent one-year renewal terms, subject to early termination by Mr. Schaeffer or Mandalay with six months' notice prior to renewal. The agreement also provides for a current minimum base salary and minimum annual target bonus of $765,769 each, increasing to $804,057 effective June 1, 2001.

      Mr. Richardson's employment agreement provides for a current expiration date of May 31, 2002, with subsequent one-year renewal terms, subject to early termination by Mr. Richardson or Mandalay with six months' notice prior to renewal. The agreement also provides for a current minimum base salary and minimum annual target bonus of $797,677 each, increasing to $837,561 effective June 1, 2001.

Executive Officers' Bonus Plan

      We have an Executive Officers' Bonus Plan which was adopted by our Board of Directors on April 26, 2000 and approved by our stockholders on June 15, 2000.

      The Bonus Plan is a performance bonus plan which is designed to provide certain senior executives with incentive compensation based upon the achievement of pre-established performance goals. The Bonus Plan is intended to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to tie their goals and interests to those of Mandalay and its stockholders and to enable Mandalay to attract and retain highly qualified executive officers. Executive officers at the level of vice president or above may be eligible to participate in the Bonus Plan. Prior to, or at the time of, establishment of the performance objectives for a performance period, which will generally be the fiscal year, the Committee designated under the Bonus Plan (currently the Compensation Committee (the "Committee")) designates the specific executive officers who will participate in the Bonus Plan for that performance period. Messrs. Ensign, Schaeffer and Richardson have been designated to participate in the Bonus Plan for the fiscal year ending January 31, 2002.

      The Bonus Plan is designed to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as that section relates to performance-based compensation. Section 162(m) generally limits to $1,000,000 the amount of tax deductible compensation that may be paid by Mandalay in a fiscal year to each of the officers named in the compensation table of its proxy statement for that fiscal year. At the beginning of each performance period and subject to the requirements of Section 162(m), the Committee establishes performance goals, specific performance objectives and objectively determinable computation formula or methods for determining each participant's bonus under the Bonus Plan for that performance period. The performance goals may include any one or more of the following corporate business criteria: stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity or any variations of the preceding criteria. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may include a participant's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility.

      At or after the end of each performance period, the Committee is required by the terms of the Bonus Plan to certify in writing whether the pre-established performance goals and objectives have been satisfied in such performance period. The actual bonus award for any participant for a performance period will then be determined based upon the pre-established computation formulae or methods. In no event will any bonus award for any fiscal year exceed the lesser of 150% of the participant's annual base salary as in effect at the beginning of the fiscal year or $2,500,000. The Committee has no discretion to increase the amount of any participant's bonus under the Bonus Plan as so determined, but may reduce the amount of, or totally eliminate, the bonus if the Committee determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors. In no event will the aggregate amount of all bonuses payable in any plan year under the Bonus Plan exceed 10% of Mandalay's average annual income before taxes during its preceding five fiscal years.

      Approved awards under the Bonus Plan are payable in cash as soon as is practicable after the end of each performance period and after the Committee has certified in writing that the relevant performance goals were achieved. Awards that are otherwise payable to a participant who is not employed by Mandalay as of the last day of a performance period will be prorated or eliminated pursuant to specified provisions of the Bonus Plan. A participant will recognize ordinary taxable income upon receipt of payments under the Bonus Plan.

Pension Plan

      The following table shows the estimated annual benefits payable to "Tier I" participants under Mandalay's Supplementary Executive Retirement Plan (the "SERP") at normal retirement (which is age 65), based on years of service credited under the SERP and the participant's final compensation, as determined under the SERP. The amounts payable to "Tier I" participants represent the highest level of benefits available under the SERP.


                                Estimated Annual Benefits
                                Upon Retirement at Age 65
                   After Completion of the Following Years of Service*
-----------------------------------------------------------------------------------------
                                              Years of Service
           ------------------------------------------------------------------------------
  Remuneration**   Less than 4  4 or 5   6 or 7   8 or 9   10 or 11  12 or 13  14 or more
-----------------------------------------------------------------------------------------
  $  200,000           $ 0     $ 40,000 $ 50,000 $  60,000 $ 80,000 $  100,000 $  120,000
-----------------------------------------------------------------------------------------
  $  450,000           $ 0     $ 90,000 $112,500 $ 135,000 $180,000 $  225,000 $  270,000
-----------------------------------------------------------------------------------------
  $  700,000           $ 0     $140,000 $175,000 $ 210,000 $280,000 $  350,000 $  420,000
-----------------------------------------------------------------------------------------
  $  950,000           $ 0     $190,000 $237,500 $ 285,000 $380,000 $  475,000 $  570,000
-----------------------------------------------------------------------------------------
  $1,200,000           $ 0     $240,000 $300,000 $ 360,000 $480,000 $  600,000 $  720,000
-----------------------------------------------------------------------------------------
  $1,450,000           $ 0     $290,000 $362,500 $ 435,000 $580,000 $  725,000 $  870,000
-----------------------------------------------------------------------------------------
  $1,700,000           $ 0     $340,000 $425,000 $ 510,000 $680,000 $  850,000 $1,020,000
-----------------------------------------------------------------------------------------
  $1,950,000           $ 0     $390,000 $487,500 $ 585,000 $780,000 $  975,000 $1,170,000
-----------------------------------------------------------------------------------------
  $2,200,000           $ 0     $440,000 $550,000 $ 660,000 $880,000 $1,100,000 $1,320,000


      *The amounts set forth in the table are computed as an annual benefit payable in the form of a straight-life annuity, commencing following the participant's attainment of age 65, the normal retirement age under the SERP. The benefits listed in the table are not subject to any deduction for Social Security or other offset amounts.

      **The amount of a participant's remuneration for purposes of determining benefits under the table is his or her highest annual compensation during any of the last five full calendar years the participant is employed (or such smaller number of full calendar years if the participant has not worked for five years at the time of terminating his or her employment) or the 12-month period ending on the participant's termination of employment with Mandalay. Annual compensation for this purpose is the participant's base salary plus his or her bonus. The SERP limits the amount of bonus that may be taken into account for this purpose to 150% of base salary. A participant is credited with a year of service under the SERP for each period of 12 full months of employment with Mandalay, but service credit for periods prior to enrollment in the plan is limited to ten years.

      For purposes of determining their respective benefits pursuant to the SERP, each of our Named Executive Officers will have 14 or more credited years of service if he or she continues to be employed by Mandalay until age 65, the normal retirement age under the SERP. The credited years of service under the SERP for our Named Executive Officers as of January 31, 2001 were as follows:


                 Name           Credited Years of Service
         ------------------------------------------------
         Michael S. Ensign                 13
         ------------------------------------------------
         Glenn W. Schaeffer                13
         ------------------------------------------------
         William A. Richardson             13
         ------------------------------------------------
         Yvette E. Landau                   8
         ------------------------------------------------
         Les Martin                        13
         ------------------------------------------------

--------------------------------------------------------------------------------
Certain Transactions
--------------------------------------------------------------------------------

      Donna B. More, a member of our Board of Directors, is the sole stockholder of More Law Group, P.C., a Chicago, Illinois law firm which she formed in May 2000. During the fiscal year ended January 31, 2001, this law firm provided legal services to the Elgin, Illinois joint venture entity in which Mandalay is a 50% participant. Of the fees paid for these services, $60,500 was borne by Mandalay. More Law Group, P.C. has also provided legal services to this joint venture entity during the current fiscal year and it is anticipated that it will do so in the future. During the period from January 31, 2000 until May 2000, Freeborn & Peters, the Chicago, Illinois law firm of which Ms. More was then a partner, also provided legal services to the Elgin, Illinois joint venture.

--------------------------------------------------------------------------------

Report of the Board of Directors and the Compensation Committee on Executive Compensation
--------------------------------------------------------------------------------

Introduction

      The Compensation Committee of Mandalay's Board of Directors (the "Committee") was responsible for establishing the policies and procedures relating to the compensation of Mandalay's executive officers for the fiscal year ended January 31, 2001 ("fiscal 2001") and the decisions relating to the respective levels and forms of their compensation, including the awards made pursuant to Mandalay's Executive Officer Bonus Plan (the "Bonus Plan") and stock option plans, except as we have otherwise indicated in this report. The individuals who served on the Committee during fiscal 2001 were selected by Mandalay's Board of Directors from those directors who are "nonemployee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The only individuals who served on the Committee or participated in its deliberations relating to executive compensation during fiscal 2001 were William E. Bannen and Michael D. McKee, each of whom served as a member of the Committee for the entire fiscal year. Neither Mr. Bannen nor Mr. McKee has ever been an officer or employee of Mandalay or any subsidiary of Mandalay.

Compensation Policies

      The Committee's principal objective is to promote growth in stockholder value through the establishment and implementation of compensation policies designed to attract, retain and motivate skilled and talented executives. The Committee's review of the compensation of Mandalay's executives and the actions taken by the Committee with respect to executive compensation in fiscal 2001 were guided by the following compensation policies:

    . To establish compensation programs designed to attract and retain highly qualified executives;

    . To provide motivation to Mandalay's executives through compensation that is correlated to the performance of the individual and to the performance of Mandalay;

    . To compensate executives in a manner that rewards both current performance and longer-term performance; and

    . To provide executives with a financial interest in the success of Mandalay similar to the interests of Mandalay's stockholders.

Fiscal 2001 Compensation

      Consistent with the compensation policies of the Committee, the compensation of Mandalay's executive officers for fiscal 2001 included a combination of salary and bonuses to reward short-term performance. To encourage and reward longer-term performance, our executives are also awarded stock options from time to time. After evaluating the stock option awards made to our executives during fiscal 2000 and the respective numbers of stock options held by them, the Committee determined that its compensation policies would not be served by the grant of additional stock options to Mandalay's executive officers during fiscal 2001.

      In order to more nearly align the compensation of Michael S. Ensign, Mandalay's Chief Executive Officer, Glenn W. Schaeffer, Mandalay's President and Chief Financial Officer, and William A. Richardson,

Vice Chairman of Mandalay's Board of Directors, with their counterparts at comparable gaming companies, their respective salaries for fiscal 1999 were increased by the Committee above the minimum increases required under the terms of their employment agreements following the Committee's review of publicly available information concerning executive compensation at comparable gaming companies, and the same salaries were paid to these individuals again in fiscal 2000. For fiscal 2001, the Committee elected to maintain the salaries of Messrs. Ensign, Schaeffer and Richardson for a third consecutive year at the respective levels established for fiscal 1999. The base salary of each of the other named executive officers for fiscal 2001 was fixed by Michael S. Ensign without reference to any specific criteria at a level intended to make such officer's attainment of a level of total compensation at or above that received for the prior year significantly dependent on the amount of his or her bonus for the year.

      The fiscal 2001 target bonus of each executive officer whose total cash compensation could exceed $1 million in fiscal 2001 (including Michael S. Ensign, who is discussed under "Compensation of the Chief Executive Officer," below) was fixed by the Committee at a level equal to his base salary. The bonus paid to each officer for fiscal 2001 was determined in part under the terms of the Bonus Plan and in part at the discretion of the Committee. One-half of the bonus determined under the Bonus Plan was based on a comparison of Mandalay's actual to targeted adjusted net revenue for fiscal 2001. The other half was based on a comparison of Mandalay's cash flow margin for fiscal 2001 to the average composite cash flow margin of a predetermined group of its competitors, based on publicly available information. The discretionary portion of each executive's bonus was based on the Committee's subjective evaluation of the executive's performance without reference to any specific measure of corporate performance. For fiscal 2001, each of the executive officers eligible for bonuses under the Bonus Plan received 100% of the bonus payable under the Bonus Plan and received a discretionary bonus. Together, each executive's bonus components totaled 100% of his target bonus for fiscal 2001, and did not exceed the limitation applicable to deductible compensation under Section 162(m) of the Code.

      Bonus awards to the executives not covered by the Bonus Plan are currently paid quarterly and in fiscal 2001 were determined by the Chief Executive Officer based on his subjective evaluation of these executives without reference to any specific measure of corporate performance.

Compensation of the Chief Executive Officer

      The compensation of Michael S. Ensign, Mandalay's Chief Executive Officer who served in that capacity throughout fiscal 2001, consisted of a base salary and bonus which were determined by the Committee. In order to more nearly align his compensation with the compensation of similarly situated executives at comparable gaming companies, Mr. Ensign's salary for fiscal 1999 was increased by the Committee above the minimum base salary level established under the terms of his employment agreement for that year following the Committee's review of publicly available information concerning executive compensation at comparable gaming companies. For fiscal 2001, the Committee elected to maintain the salary of Mr. Ensign for a third consecutive year at the level established for fiscal 1999.

      The Committee fixed Mr. Ensign's fiscal 2001 target bonus at a level equal to his base salary. The bonus paid to Mr. Ensign for fiscal 2001 was determined in part under the terms of the Bonus Plan and in part at the discretion of the Committee. One half of the portion of his bonus determined under the Bonus Plan was determined based on a comparison of Mandalay's adjusted net revenues for fiscal 2001 with certain predetermined target levels. The other one half was determined based on a comparison of Mandalay cash flow margin for fiscal 2001 to the average composite cash flow margin achieved by a predetermined group of other gaming companies, based on publicly available financial information. The portion of Mr. Ensign's target bonus reserved for determination on a discretionary basis was fixed by the Committee at the amount which, if fully paid, would not exceed the limitations applicable to deductible compensation under Section 162(m) of the Code.

      Following the end of fiscal 2001, the Committee certified that the performance targets established for fiscal 2001 had been met or exceeded, permitting a payment of 100% of the bonuses payable under the Bonus Plan. Based on the performance targets established under the Bonus Plan, Mr. Ensign received a bonus for fiscal 2001 under the Bonus Plan of $800,000. Based on the Committee's subjective evaluation of his level of management responsibilities without reference to any specific measure of corporate performance, a discretionary bonus was awarded for fiscal 2001 to Mr. Ensign such that his total bonus for fiscal 2001 was equal to 100% of his target bonus for the period. The Committee believes that the method of measuring operating performance utilized in fiscal 2001 to determine the levels of bonuses under the Bonus Plan, including that of Mr. Ensign, is more appropriate than criteria based upon the market price of Mandalay's common stock. This view is based on the Committee's belief that while the performance of Mandalay's common stock is a meaningful measure for compensation awards intended to reward executives for long-term performance, over the period of a single fiscal year, an officer's annual compensation should not generally be so closely tied to the vagaries of the stock market.

      Consistent with its policies of rewarding long-term performance and providing executives with a financial interest in Mandalay's success similar to that of stockholders, the Committee grants stock options to Mandalay's executive officers from time to time. Mr. Ensign was granted stock options in fiscal 2000. After evaluating the terms of these options, which vest over a three-year period beginning in fiscal 2001, the Committee determined not to grant Mr. Ensign additional stock options in fiscal 2001.

Policy Regarding Deductibility of Compensation for Tax Purposes--Compliance with Code Section 162(m)

      Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation over $1 million paid to its chief executive officer and four other most highly compensated executive officers. Performance-based compensation will not be subject to the deduction limitation if certain requirements set forth in the Code and applicable Treasury Regulations are met. The Committee's policy during fiscal 2001 was to structure the performance-based portion of the compensation of the executive officers whose compensation might be subject to the limitations of Code Section 162(m) so as to permit the compensation paid to these executives to be allowed as a deduction. This was done by establishing a portion of the possible bonuses for these officers' compensation in fiscal 2001 under the Bonus Plan, administered in a manner that complies with the requirements for a performance-based compensation exemption under Code Section 162(m), and by establishing a separate portion of the possible bonus awards for these executives at a level that was anticipated to be fully deductible under Section 162(m) without regard to the exemption for performance-based compensation. The Bonus Plan, which has been approved by stockholders, has been designed to meet the requirements of Section 162(m).

      To the extent possible, the Committee intends to continue to structure the compensation of Mandalay's executives to permit the compensation paid to these individuals to be allowed as a deduction for federal income tax purposes. But, we may choose to provide compensation that is not deductible in order to retain or to secure the services of key executives when we determine that it is in the best interest of Mandalay to do so.

               Compensation
               Committee             Board of Directors
               William E. Bannen,
                Chairman             Michael S. Ensign, Chairman
               Michael D. McKee      William E. Bannen
                                     Arthur H. Bilger
                                     Michael D. McKee
                                     Rose McKinney-James
                                     Donna B. More
                                     William A. Richardson
                                     Glenn W. Schaeffer

--------------------------------------------------------------------------------
Compensation Committee Interlocks and Insider Participation
--------------------------------------------------------------------------------

      The only individuals who served as members of Mandalay's Compensation Committee during the fiscal year ended January 31, 2001 are the committee's current members, William E. Bannen and Michael D. McKee, each of whom served for all of fiscal 2001. Neither member of the Compensation Committee is an officer or other employee, or former officer, of Mandalay or any subsidiary of Mandalay.

      The only individual who served on the Board of Directors during the fiscal year ended January 31, 2001 and participated in the determination of the compensation of Mandalay's executive officers for such fiscal year while also serving as an officer or employee of Mandalay was Michael S. Ensign. See "Report of the Board of Directors and the Compensation Committee on Executive Compensation." Mr. Ensign served as Mandalay's Chief Executive Officer and as its Chief Operating Officer for all of fiscal 2001. Glenn W. Schaeffer, who served as Mandalay's President, Chief Financial Officer and Treasurer for all of fiscal 2001, and William A. Richardson, who served as Mandalay's Vice Chairman of the Board for all of fiscal 2001, did not participate in deliberations concerning the compensation of Mandalay's executive officers for fiscal 2001.

--------------------------------------------------------------------------------
Report of the Audit Committee
--------------------------------------------------------------------------------

      The Audit Committee oversees Mandalay's financial reporting process on behalf of the Board of Directors. Each member of the Audit Committee, which acts pursuant to an Audit Committee Charter approved by Mandalay's Board of Directors, qualifies as an "independent" director under the current listing standards of the New York Stock Exchange.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Mandalay's audited financial statements for the fiscal year ended January 31, 2001. The Audit Committee has discussed with Arthur Andersen LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of Mandalay's financial statements. The Audit Committee has received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from Mandalay and its related entities, and has discussed with Arthur Andersen LLP their independence from Mandalay. The Audit Committee has also considered whether the performance of the nonaudit services performed for Mandalay by Arthur Andersen LLP during the fiscal year ended January 31, 2001 is compatible with maintaining that firm's independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Mandalay's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2001.

                                          Audit Committee
                                          Michael D. McKee, Chairman
                                          William E. Bannen
                                          Arthur H. Bilger

--------------------------------------------------------------------------------
Comparative Stock Price Performance Graph
--------------------------------------------------------------------------------

      This graph compares the cumulative total return (assuming reinvestment of dividends) from January 31, 1996 to January 31, 2001 for (i) our common stock,
(ii) the Dow Jones Industry Group (Casinos), which we refer to as the "Casino Group," and (iii) the Standard & Poor's 500 Composite Stock Index, which we refer to as the "S&P 500 Index." The graph assumes the investment of $100 on January 31, 1996 in each of our common stock, the stocks comprising the Casino Group and the stocks comprising the S&P 500 Index.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                    [GRAPH]

                       Mandalay          Casino Group          S&P 500 Index

1/31/96                $100.00             $100.00                $100.00
1/31/97                 110.59              95.17                  126.34
1/31/98                  72.16              88.71                  160.34
1/31/99                  42.75              62.26                  212.43
1/31/00                  48.43              89.50                  234.41
1/31/01                  68.11             109.60                  232.30

--------------------------------------------------------------------------------
Stock Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------------------------

Certain Beneficial Owners

      The following table shows how much of our common stock is beneficially owned by each person known to us to be the beneficial owner of more than 5% of Mandalay's common stock. This information is as of April 20, 2001, unless we have indicated otherwise.


                                           Number of Shares      Approximate
              Name and Address            Beneficially Owned Percentage of Class
--------------------------------------------------------------------------------
     Michael S. Ensign                        7,156,366(1)           9.39%
      3950 Las Vegas Blvd. South
      Las Vegas, Nevada 89119
--------------------------------------------------------------------------------
     William A. Richardson                    7,069,904(2)           9.28%
      3950 Las Vegas Blvd. South
      Las Vegas, Nevada 89119
--------------------------------------------------------------------------------
     Bank of America Corporation              6,162,072(3)           8.16%
     NMS Services Inc.
     NMS Services (Cayman) Inc.
     MBG Trust-Wilmington Trust Owner
      Trustee
      100 North Tryon Street
      Charlotte, North Carolina 28255
--------------------------------------------------------------------------------
     Legg Mason, Inc.                         8,191,160(4)          10.85%
      100 Light Street
      Baltimore, Maryland 21202
--------------------------------------------------------------------------------
     Iridian Asset Management LLC             8,186,900(5)          10.84%
     LC Capital Management, LLC
     CL Investors, Inc.
     COLE Partners LLC
     Iridian Partners Fund, L.P.
     Iridian Investors, L.P.
     Iridian Private Business Value
      Equity Fund, L.P.
     David L. Cohen
     Harold J. Levy
      (collectively the "Note 5 Filers")
      276 Post Road West
      Westport, Connecticut 06880-4704
--------------------------------------------------------------------------------
     FMR Corp.                               11,237,550(6)          14.88%
      82 Devonshire Street
      Boston, Massachusetts 02109


(1) Includes 6,489,700 shares as to which Mr. Ensign has sole voting and dispositive power and 666,666 shares which he may acquire pursuant to currently exercisable stock options.

(2) Includes 6,403,238 shares as to which Mr. Richardson has sole voting and dispositive power and 666,666 shares which he may acquire pursuant to currently exercisable stock options.

(3) Based on information provided by Bank of America Corporation ("B of A"), as of April 20, 2001, it had shared voting and dispositive power with respect to all of these shares, and NMS Services Inc. and NMS Services (Cayman) Inc. each had shared voting and dispositive power, and MBG Trust-Wilmington Trust Owner Trustee had sole voting and dispositive power, with respect to 6,102,098 of these shares. The 6,102,098 shares are held under a Trust Agreement, dated as of September 8, 2000, between NMS Services (Cayman) Inc. and Wilmington Trust Company, as trustee, pursuant to which the trustee is obligated to vote the shares at the meeting in the same proportion as the votes cast by the holders of our other shares.

(4) This is the number of shares beneficially owned by Legg Mason, Inc., as reported in its Schedule 13G/A filed with the Securities and Exchange Commission on March 14, 2001. In such filing, shared dispositive power was reported as to all of the shares, sole voting power was reported as to 6,373,090 shares and shared voting power was reported as to 1,818,070 shares.

(5) In Amendment No. 1, dated February 7, 2001, to the Schedule 13G of the Note 5 Filers, David L. Cohen and Harold J. Levy each reported shared voting and dispositive power with respect to all of these shares, Iridian Asset Management LLC, LC Capital Management, LLC and CL Investors, Inc. each reported shared voting and dispositive power with respect to 7,741,400 of these shares, COLE Partners LLC reported shared voting and dispositive power with respect to 219,300 of these shares, Iridian Partners Fund, L.P. reported shared voting and dispositive power with respect to 55,700 of these shares, Iridian Investors, L.P. reported shared voting and dispositive power with respect to 35,700 of these shares and Iridian Private Business Value Equity Fund, L.P. reported shared voting and dispositive power with respect to 127,900 of these shares. Each of the Note 5 Filers reported as beneficially owned by such filer the number of these shares as to which such filer reported having shared voting and dispositive power.

(6) This is the number of shares beneficially owned by FMR Corp., as reported in its Schedule 13G/A filed with the Securities and Exchange Commission on March 14, 2001. In this filing, FMR Corp. reported sole voting power as to 1,089,100 of the shares and sole dispositive power as to all of the shares.

Management

      The following table shows how much of our common stock is beneficially owned by each director of Mandalay, each executive officer of Mandalay who is named in the Summary Compensation Table on page 11, and by all of Mandalay's directors and executive officers as a group. The information in the table is as of April 20, 2001. The "aggregate number of shares beneficially owned" listed in the second column includes the number of shares listed in the third column.


                              Aggregate Number    Right to Acquire   Approximate
                                  of Shares        Within 60 days    Percentage
         Name               Beneficially Owned(1) (Number of Shares)  of Class
--------------------------------------------------------------------------------
   Michael S. Ensign              7,156,366             666,666          9.39%
--------------------------------------------------------------------------------
   William A. Richardson          7,069,904             666,666          9.28%
--------------------------------------------------------------------------------
   Glenn W. Schaeffer             1,174,961             766,666          1.54%
--------------------------------------------------------------------------------
   Yvette E. Landau                  74,359              74,333             *
--------------------------------------------------------------------------------
   Les Martin                         9,194               8,333             *
--------------------------------------------------------------------------------
   William E. Bannen                 59,166              37,666             *
--------------------------------------------------------------------------------
   Arthur H. Bilger                  48,666              47,666             *
--------------------------------------------------------------------------------
   Michael D. McKee                  51,766              47,666             *
--------------------------------------------------------------------------------
   Rose McKinney-James               19,333              19,333             *
--------------------------------------------------------------------------------
   Donna B. More                     37,666              37,666             *
--------------------------------------------------------------------------------
   All directors and
    executive officers
   as a group (10 persons)       15,701,381           2,372,661         20.16%

* Less than one percent.

(1) With the exception of Michael D. McKee, who shares with his wife the voting and dispositive power with respect to the shares he owns, the individuals and group named in the table have sole voting and investment power with respect to the shares they own.
--------------------------------------------------------------------------------
General
--------------------------------------------------------------------------------

Availability of Form 10-K and Annual Report to Stockholders

      Rules of the Securities and Exchange Commission require us to provide our Annual Report to Stockholders for fiscal 2001 to each stockholder who receives this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended January 31, 2001 (not including documents incorporated by reference), are available without charge to stockholders upon written request to Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119,
Attention: Chief Financial Officer.

Stockholder Proposals

      To be considered for inclusion in next year's proxy statement, a stockholder proposal must be in writing and received by us no later than December 31, 2001. If a stockholder proposal to be considered at next year's meeting, but not included in the proxy statement, is not received by us on or before March 23, 2002, the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All proposals should be submitted in writing to Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, Attention: General Counsel.

--------------------------------------------------------------------------------

      A form of proxy is enclosed for your use. Please complete, date, sign and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated.

                                          By Order of the Board of Directors

                                          /s/ Michael S. Ensign
                                          Michael S. Ensign
                                          Chairman of the Board

Las Vegas, Nevada
April 30, 2001

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                             Mandalay Resort Group

                            AUDIT COMMITTEE CHARTER

      The Audit Committee is appointed by the Board to assist the Board in monitoring the integrity of the financial statements of the Company, and the independence and performance of the Company's internal and external auditors.

      The members of the Audit Committee shall meet the requirements relating to independence and expertise, and any other applicable requirements of the national stock exchange(s) on which the Company's Common Stock is listed. The members of the Audit Committee, which shall consist of at least three directors, shall be appointed by the Board.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

      1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

      2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

      3. Discuss with management and the independent auditor significant financial reporting issued and judgments made in connection with the preparation of the Company's financial statements.

      4. Review with management and the independent auditor in person, at a meeting, or by conference telephone call, the Company's quarterly financial statements prior to the release of quarterly earnings. The chair may represent the entire Committee for the purposes of these discussions.

      5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

      7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Board and the Audit Committee that have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

      8. Approve the fees to be paid to the independent auditor.

      9. Require the submission to the Audit Committee by the independent auditor on a periodic basis of formal written reports delineating all relationships between the auditor and the Company, actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

      10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

      11. Review the appointment and replacement of the senior internal auditing executive.

      12. Review the significant reports to management prepared by the internal auditing department and management's responses.

      13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

      14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

      15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

      16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          (b) Any changes required in the planned scope of the internal audit.

          (c) The internal audit department responsibilities, budget and staffing.

      18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      19. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements.

      20. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's compliance policies.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                 /\ DETACH AND RETAIN THIS ADMISSION TICKET /\

                                ADMISSION TICKET

                             MANDALAY RESORT GROUP

                              2001 Annual Meeting
                             Friday, June 15, 2001
                           10:00 A.M., Las Vegas time

  STOCKHOLDER NAME(S): _____________________________________
                                       (PLEASE PRINT)

  __________________________________________________________

  STOCKHOLDER ADDRESS: _____________________________________

  __________________________________________________________

     If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on your proxy card. The meeting will be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 8:30 A.M., Las Vegas time. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 20, 2001. You are cordially invited to attend a brunch, which will be held in the adjacent South Pacific Ballroom, beginning at 8:30 A.M., Las Vegas time.

                                --------------

  This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                 /\ DETACH AND RETAIN THIS ADMISSION TICKET /\

                                ADMISSION TICKET

                              2001 Annual Meeting

                                       of

                             MANDALAY RESORT GROUP

                     ------------------------------------

                                     Agenda

                  1. To elect three directors;

                  2. To ratify the appointment of Arthur Andersen
                     LLP as independent auditors to examine and report on the Company's financial statements for the fiscal year ending January 31, 2002; and

                  3. To transact such other business as may properly
                     be brought before the meeting or any
                     adjournment(s) thereof.

                               (See Reverse Side)

P
R
O
X
Y

                             MANDALAY RESORT GROUP

      Proxy Solicited on Behalf of the Board of Directors of the Company

        The undersigned, a stockholder of Mandalay Resort Group (the "Company"), a Nevada corporation, hereby appoints Michael S. Ensign and Yvette E. Landau, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada on Friday, June 15, 2001 at 10:00 A.M., Las Vegas time, or at any adjournment or adjournments thereof, with respect to all shares of the Company's Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

The election of three directors to serve         (Change of Address-Comments)
until their respective successors are
elected and shall qualify.                    __________________________________

Nominees:                                     __________________________________

Arthur H. Bilger, William E. Bannen           __________________________________
and Rose McKinney-James
                                              __________________________________

This proxy will be voted as specified on the reverse side. If no specification is made, this proxy will be voted FOR each nominee for director named above and FOR ratification of the appointment of Arthur Andersen LLP.
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

--------------------------------------------------------------------------------
                 - - - - - - - - - - - - - - - - - - - - - - -
          /\ DETACH AND RETURN PROXY CARD; RETAIN ADMISSION TICKET /\

                                ADMISSION TICKET

                              2001 Annual Meeting

                                       of

                             MANDALAY RESORT GROUP

                     ------------------------------------

                                     Agenda

                  1. To elect three directors;

                  2. To ratify the appointment of Arthur Andersen
                     LLP as independent auditors to examine and report on the Company's financial statements for the fiscal year ending January 31, 2002; and

                  3. To transact such other business as may properly
                     be brought before the meeting or any
                     adjournment(s) thereof.

                               (See Reverse Side)

X   Please mark your                                                       1834
    votes as in this
    example.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR each nominee listed on the reverse side and FOR Proposal 2.

------------------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR each nominee listed on the reverse side and FOR Proposal 2.
------------------------------------------------------------------------------------------------------------------------------------

                FOR   WITHHELD                                                                                 FOR   AGAINST ABSTAIN
1. Election of                                                            2. Ratification of the appointment
   Directors                                                                 of Arthur Andersen LLP as inde-
   (see reverse)                                                             pendent auditors to examine and
                                                                             report on the Company's financial
For, except vote withheld from the following nominee(s):                     statements for the fiscal year
                                                                             ending January 31, 2002.
--------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                             3. In the discretion of the proxies on any other
                                                                                matters that may properly come before the meeting or
                                                                                any adjournment thereof.

                                                                                   Change of Address/Comments on reverse side

                                                                                   ---------------------------------------
                                                                                   I/We plan to attend the Annual Meeting.
                                                                                   ---------------------------------------
                                                                                   ---------------------------------------
                                                                    If more than one of the proxies listed on the reverse side shall be present at the meeting or any adjournment thereof, the majority of said proxies so present and voting shall exercise all of the powers conferred hereby.
                                                                   The undersigned hereby revokes any proxy heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that the proxies listed on the reverse side, or either of them, may lawfully do by virtue hereof.


SIGNATURE(S)                                                         DATE
             --------------------------------------------------------    ------------------
Please date this proxy and sign your name as it appears hereon.  When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such.  If executed by a corporation, give title as such.
------------------------------------------------------------------------------------------------------------------------------------

                 - - - - - - - - - - - - - - - - - - - - - - -
          /\ DETACH AND RETURN PROXY CARD; RETAIN ADMISSION TICKET /\

                                ADMISSION TICKET

                             MANDALAY RESORT GROUP

                              2001 Annual Meeting
                             Friday, June 15, 2001
                          10:00 A.M., Las Vegas time

     If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on your proxy card. The meeting will be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 8:30 A.M., Las Vegas time. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 20, 2001. You are cordially invited to attend a brunch, which will be held in the adjacent South Pacific Ballroom, beginning at 8:30 A.M., Las Vegas time.

                                --------------

     This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting.